SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 14, 2000




                          YONKERS FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                   0-277716                   13-3870836
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(State or other jurisdiction  (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)



                   6 Executive Plaza, Yonkers, New York 10701
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (914) 965-2500



                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.           Other Events

         On January 14, 2000, the Registrant issued the attached press release announcing the execution of a Standstill Agreement between Yonkers Financial Corporation and certain parties associated with Frederic H. Gould.


Item 7.           Financial Statements and Exhibits

         (a)      Exhibits

                  99.1     Press release, dated January 14, 2000.

                  99.2     Standstill Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           YONKERS FINANCIAL CORPORATION




Date: January 14, 2000                By:     /s/ Richard F. Komosinski
                                              ----------------------------------
                                              Richard F. Komosinski, President